                                EXHIBIT (10)(A)
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                        CONSENT OF INDEPENDENT AUDITORS

                       [LETTERHEAD OF ERNST & YOUNG LLP]


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated January 31, 1997 with respect to the financial statements of The AUSA Endeavor Variable Annuity Account, and to the use of our report dated February 21, 1997 with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 4 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of the AUSA Endeavor Variable Annuity Account.

                                            /s/ Ernst & Young LLP
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                                                Ernst & Young LLP

Des Moines, Iowa
April 25, 1997